UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2017

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2018 Salaries

On August 17, 2017, the Compensation Committee (the “Compensation Committee”) of the board of directors of Fabrinet (the “Company”) approved increases to the annual base salaries of the Company’s named executive officers as set forth below. Such salary increases are deemed effective as of July 1, 2017, the first day of the Company’s fiscal year ending June 29, 2018 (“fiscal 2018”).

Name	Title	Previous Annual Base Salary	Current Annual Base Salary	Change
David T. Mitchell	Chief Executive Officer and Chairman of the Board of Directors	$900,000	$950,000	5.6%
Dr. Harpal Gill	President and Chief Operating Officer of Fabrinet USA, Inc.; Executive Vice President, Operations of Fabrinet Co., Ltd.	$900,000	$950,000	5.6%
Toh-Seng Ng	Executive Vice President, Chief Financial Officer of Fabrinet USA, Inc.	$600,000	$650,000	8.3%
Dr. Hong Hou	Executive Vice President, Chief Technical Officer of Fabrinet USA, Inc.	$475,000	$525,000	10.5%

Fiscal 2018 Executive Incentive Plan

On August 17, 2017, the Compensation Committee adopted an executive incentive plan (the “Cash Bonus Plan”) for fiscal 2018. The Cash Bonus Plan is an incentive program designed to motivate participants to achieve the Company’s financial objectives, and to reward them for their achievements when those objectives are met. All of the Company’s executive officers pursuant to Section 16 of the Securities Exchange Act of 1934 are eligible to participate in the Cash Bonus Plan (individually, a “Participant,” and collectively, the “Participants”). The Cash Bonus Plan provides for a target bonus amount, as set forth in the table below. The maximum bonus that a Participant may receive under the Cash Bonus Plan is such Participant’s target bonus.

Named Executive Officer	Fiscal 2018 Target Bonus
David T. Mitchell	$1,800,000
Dr. Harpal Gill	$1,250,000
Toh-Seng Ng	$835,000
Dr. Hong Hou	$437,500

The amount of bonus actually paid to a Participant under the Cash Bonus Plan will be based 50% on achievement of a fiscal 2018 revenue target and 50% on achievement of a fiscal 2018 non-GAAP gross margin target. As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for a Participant to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, bonuses would be paid out at 100% of target with respect to that financial metric component. Achievement of the fiscal 2018 revenue target at a level between approximately 91.0% and 100% will result in a bonus amount for that metric that is scaled from 0% to 100% in a linear fashion. Achievement of the fiscal 2018 non-GAAP gross margin target at a level between approximately 94.1% and 100% will result in a bonus amount for that metric that is scaled from 0% to 100% in a linear fashion.

Equity Award Grants

On August 17, 2017, the Compensation Committee approved the grant, effective as of August 24, 2017 (the “Grant Date”), of the following dollar value of restricted share units (“RSUs”), performance share units (“PSUs”) and “stretch” PSUs (“Stretch PSUs”) to the Company’s named executive officers as a component of their fiscal 2018 compensation:

Executive Officer	Grant Date Value of RSUs	Grant Date Value of PSUs	Grant Date Value of Stretch PSUs
David T. Mitchell	$2,750,000	$2,750,000	$2,750,000
Dr. Harpal Gill	$1,100,000	$1,100,000	$1,100,000
Toh-Seng Ng	$935,000	$935,000	$935,000
Dr. Hong Hou	$550,000	$550,000	$550,000

The RSUs will vest in equal annual installments over a period of three years on the anniversary date of the Grant Date, subject to the individual’s continued service with the Company through each such vesting date.

The PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the PSUs will be based 50% on achievement of a cumulative fiscal 2018 and fiscal 2019 revenue target (the “PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2018 and fiscal 2019 non-GAAP gross margin target (the “PSU GM Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, the PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the PSU Revenue Target at a level between approximately 93.9% and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion. Achievement of the PSU GM Target at a level between approximately 98.0% and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion.

The Stretch PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the Stretch PSUs will be based 50% on achievement of a cumulative fiscal 2018 and fiscal 2019 revenue target that is higher than the PSU Revenue Target (the “Stretch PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2018 and fiscal 2019 non-GAAP gross margin target that is higher than the PSU GM Target (the “Stretch PSU GM Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, the Stretch PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the Stretch PSU Revenue Target at a level between the PSU Revenue Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion. Achievement of the Stretch PSU GM Target at a level between the PSU GM Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng
Executive Vice President, Chief Financial Officer

Date: August 23, 2017